UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 7, 2014

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7911 Herschel Avenue, Suite 201 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On July 7, 2014, Reven Housing REIT, Inc. (“Company”), through a wholly-owned subsidiary, closed on the acquisition of 29 single family homes located in the Jacksonville, Florida metropolitan area, from CJJ Development II, LLC, (the “Jacksonville 31 Seller”), pursuant to that certain Single Family Homes Real Estate Purchase and Sale Agreement dated May 5, 2014, as amended on June 25, 2014, and as further amended on July 2, 2014 (collectively, the “Agreement”), with BGF Homes, LLC, a Florida limited liability company, CJJ Development II, LLC, a Florida limited liability company, DCCF Properties, LLC, a Florida limited liability company, NBJW Properties, LLC, a Florida limited liability company, North Jacksonville Rentals, LLC, a Florida limited liability company, Rams Real Estate Holdings, LLC, a Florida limited liability company, and Obadiah G. Dorsey, an individual. On October 31, 2014, the Company purchased an additional 2 properties from the Jacksonville 31 Seller pursuant to this same agreement. The acquired properties are part of a total of 49 single-family homes subject to the Agreement. However it has been determined that the other properties were owned by unrelated sellers, not acquired contingent to the other purchases, subject to separate closing agreements, and therefore were insignificant acquisitions. The Jacksonville 31 Seller is not affiliated with the Company.

The contract purchase price for the 31 homes (the “Jacksonville 31 Homes”) was $2,143,499, exclusive of closing costs. The Company funded 100% of the purchase with cash.

On July 8, 2014, the Company filed a Current Report on Form 8-K (the “Initial Report”) with regard to the acquisition of the initial 29 homes comprising the Jacksonville 31 Homes. On August 19, 2014, the Company filed a Current Report on Form 8-K/A (the “Amendment No. 1) for the sole purpose of filing the financial statements and pro forma financial information with respect to the Jacksonville 31 required by Item 9.01 of Form 8-K. This Amendment No. 2 is being filed in order amend the previous filings to correctly aggregate the purchased homes and to provide in the correct format the financial statements and pro forma financial information with respect to the Jacksonville 31 Homes required by Item 9.01 of Form 8-K, and should be read in conjunction with the Initial Report and replaces the information provided previously in the Amendment No. 1.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired. The following financial statements are submitted with this Current Report on Form 8-K/A and are filed herewith:

Jacksonville 31 Homes

Report of Independent Auditors

Statements of Revenues Over Certain Operating Expenses for the six months ended June 30, 2014 (unaudited) and the year ended December 31, 2013

Notes to Statements of Revenues Over Certain Operating Expenses for the six months ended June 30, 2014 (unaudited) and the year ended December 31, 2013

(b) Unaudited Pro Forma Financial Information. The following financial information is submitted with this Current Report on Form 8-K/A and is filed herewith:

Reven Housing REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements

Unaudited Pro Forma Balance Sheet as of June 30, 2014

Notes to Unaudited Pro Forma Balance Sheet as of June 30, 2014

Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2014

Notes to Unaudited Pro Forma Statement of Operations for the Six Months Ended June 30, 2014

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2013

Notes to Unaudited Pro Forma Statement of Operations for the year ended December 31, 2013

(d) Exhibits

23.1 Consent of Squar, Milner, Peterson, Miranda & Williamson, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: May 18, 2015	/s/ Thad L. Meyer
Thad L. Meyer,
Chief Financial Officer

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Stockholders of

Reven Housing REIT, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Jacksonville 31 Homes for the year ended December 31, 2013, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the statement of revenues over certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues over certain operating expenses that is free of material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the statement of revenues over certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues over certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues over certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues over certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues over certain operating expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 2 of Jacksonville 31 Homes for the year ended December 31, 2013, in accordance with accounting principles generally accepted in the United States of America.

Other Matters

As described in Note 2, the statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A), and is not intended to be a complete presentation of the revenues and expenses of Jacksonville 31 Homes. Our opinion is not modified with respect to this matter.

/s/ Squar, Milner, Peterson, Miranda & Williamson, LLP

Newport Beach, California

May 18, 2015

JACKSONVILLE 31 HOMES

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Six Months	Year
	Ended	Ended
	June 30,	December 31,
	2014	2013
	(unaudited)

Rental income	$140,410	$119,596

Operating expenses:
Property operating and maintenance	33,190	31,680
Real estate taxes	36,753	28,837

Total operating expenses	69,943	60,517

Revenues over certain operating expenses	$70,467	$59,079

See accompanying notes to statements of revenues over certain operating expenses.

JACKSONVILLE 31 HOMES

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Six Months Ended June 30, 2014 (unaudited)

and the Year Ended December 31, 2013

1.	DESCRIPTION OF REAL ESTATE PROPERTY

On July 7, 2014, Reven Housing REIT, Inc. (“Company”), through a wholly-owned subsidiary, closed on the acquisition of 29 single family homes located in the Jacksonville, Florida metropolitan area, from CJJ Development II, LLC, (the “Jacksonville 31 Seller”), pursuant to that certain Single Family Homes Real Estate Purchase and Sale Agreement dated May 5, 2014, as amended on June 25, 2014, and as further amended on July 2, 2014 (collectively, the “Agreement”), with BGF Homes, LLC, a Florida limited liability company, CJJ Development II, LLC, a Florida limited liability company, DCCF Properties, LLC, a Florida limited liability company, NBJW Properties, LLC, a Florida limited liability company, North Jacksonville Rentals, LLC, a Florida limited liability company, Rams Real Estate Holdings, LLC, a Florida limited liability company, and Obadiah G. Dorsey, an individual. On October 31, 2014, the Company purchased an additional 2 properties from the Jacksonville 31 Seller pursuant to this same agreement. The acquired properties are part of a total of 49 single-family homes subject to the Agreement. However it has been determined that the other properties were owned by unrelated sellers, not acquired contingent to the other purchases, subject to separate closing agreements, and therefore were insignificant acquisitions.

The contract purchase price for the 31 acquired properties was $2,143,499 exclusive of closing costs. The Company funded 100% of the purchase with cash.

Reven Housing REIT is a Maryland corporation formed to invest in and manage a diverse portfolio of single family homes located throughout the United States.

2. BASIS OF PRESENTATION

The accompanying audited statement of revenues over certain operating expenses for the year ended December 31, 2013 has been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”) for inclusion in Form 8-K/A.

 Jacksonville 31 Homes is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded on the basis that they may not be comparable to the revenues and expenses Reven Housing REIT expects to incur in the future operations of Jacksonville 31 Homes. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of Jacksonville 31 Homes.

 The accompanying unaudited statement of revenues over certain operating expenses for the six months ended June 30, 2014 has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information as contained within the Financial Accounting Standards Board Accounting Standards Codification and the rules and regulations of the SEC, including the instructions to Form 8-K and Article 3-14 of Regulation S-X. Accordingly, the unaudited statement of revenues over certain operating expenses does not include all of the information and footnotes required by GAAP for audited financial statements. In the opinion of management, the statement of revenues over certain operating expenses for the unaudited interim period presented includes all adjustments, which are of a normal and recurring nature, necessary for a fair and consistent presentation of the results for such period. Operating results for the six months ended June 30, 2014 are not necessarily indicative of the results that may be expected for the year ending December 31, 2014.

An audited statement of revenues over certain operating expenses for the year ended December 31, 2013 is being presented for the most recent fiscal year available instead of the two most recent years based on the following factors: (i) Jacksonville 31 Homes was acquired from an unaffiliated party and (ii) based on due diligence of Jacksonville 31 Homes by Reven Housing REIT, management is not aware of any material factors relating to Jacksonville 31 Homes that would cause this financial information not to be indicative of future operating results.

JACKSONVILLE 31 HOMES

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Six Months Ended June 30, 2014 (unaudited)

and the Year Ended December 31, 2013

3. SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Jacksonville 31 Homes leases single family homes under operating leases generally with terms of one year or less. Rental revenue, net of concessions, is recognized on a straight-line basis over the terms of the leases.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting periods. Actual results could materially differ from those estimates.

4. COMMITMENTS AND CONTINGENCIES

Legal Matters

From time to time, Jacksonville 31 Homes may become party to legal proceedings that arise in the ordinary course of its business. The Company is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its financial condition or results of operations for the periods presented.

5. SUBSEQUENT EVENTS

Reven Housing REIT evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on May 18, 2015.

REVEN HOUSING REIT, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma financial statements and accompanying notes should be read in conjunction with the consolidated balance sheet of Reven Housing REIT, Inc. (“Reven Housing REIT” or the “Company”) as of December 31, 2013 and June 30, 2014 (unaudited), the related consolidated statements of operations, stockholders' equity, and cash flows for the year ended December 31, 2013 and for the six months ended June 30, 2014 (unaudited), and the notes thereto. The consolidated financial statements of the Company as of and for the year ended December 31, 2013 and the consolidated financial statements as of and for the six months ended June 30, 2014 (unaudited) have been included in the Company’s prior filings with the SEC. In addition, this unaudited pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of Jacksonville 31 Homes, which are included herein.

The following unaudited pro forma balance sheet as of June 30, 2014 has been prepared to give effect to the acquisition of Jacksonville 31 Homes as if the acquisition occurred on June 30, 2014. Additionally it includes the pro forma activity of the Memphis 60 Homes as reported on Form 8-K/A filed on May 6, 2015.

The following unaudited pro forma statements of operations for the six months ended June 30, 2014 and for the year ended

December 31, 2013 have been prepared to give effect to the acquisition of Jacksonville 31 Homes as if this acquisition occurred on January 1, 2013. The unaudited pro forma statements of operations additionally include pro forma information relating to other acquisitions completed by the Company during 2014 as reported in the previously filed Form 8-K/A’s indicated.

On November 5, 2014, the Company effected a 1-for-20 reverse stock split of the issued common stock. All applicable share data, per share amounts and related information in the following pro forma information have been adjusted retroactively to give effect to the 1-for-20 reverse stock split.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of Jacksonville 31 Homes been consummated as of the dates indicated. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA BALANCE SHEET

As of June 30, 2014

	Reven Housing	Pro Forma Adjustments
	REIT, Inc.	Memphis 60	Jacksonville 31	Pro Forma
	Historical (a)	Acquisition (d)	Acquisition (b)	Total

ASSETS
Investment in real estate, net	$13,506,763	$4,684,372	$2,131,423 (c)	$20,322,558
Cash	9,213,610	(4,764,141)	(2,142,314)	2,307,155
Rents and other receivables	33,193	-	21,545	54,738
Tax, insurance reserves and holdback funds	354,405	-	-	354,405
Escrow deposits and prepaid expenses	121,294	(58,533)	(35,000)	27,761
Lease origination costs, net	75,038	41,428	12,076 (c)	128,542
Loan fees, net	266,503	-	-	266,503
Deferred stock issuance costs	325,344	-	-	325,344

Total Assets	$23,896,150	$(96,874)	$(12,270)	$23,787,006

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts payable and accrued expenses	$466,433	$-	$-	$466,433
Security deposits	176,714	40,655	21,545	238,914
Note payable	1,227,100	-	-	1,227,100

Total Liabilities	1,870,247	40,655	21,545	1,932,447

Stockholders' Equity
Common stock	6,592	-	-	6,592
Additional paid-in capital	24,601,719	-	-	24,601,719
Accumulated deficit	(2,582,408)	(137,529)	(33,815)	(2,753,752)
Total Stockholders' Equity	22,025,903	(137,529)	(33,815)	21,854,559

Total Liabilities and Stockholders' Equity	$23,896,150	$(96,874)	$(12,270)	$23,787,006

See accompanying notes to unaudited pro forma balance sheet.

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA BALANCE SHEET

as of June 30, 2014

a)	Historical financial information was derived from Reven Housing REIT’s quarterly report on Form 10-Q as of June 30, 2014 and has been adjusted to reflect the changes as presented in Reven Housing REIT’s restated annual report on Form 10- K/A as of December 31, 2013.

b)	Represents the acquisition of Jacksonville 31 Homes. The purchase price of Jacksonville 31 Homes was $2,143,499 plus closing and acquisition costs of $33,815. The purchase price was funded entirely by cash held by Reven Housing REIT.

c)	Reven Housing REIT recorded the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs) acquired in a business combination based on their estimated fair values.

d)	Represents the proforma effects of the acquisition of the Memphis 60 homes as reported on Form 8-K/A filed on May 6, 2015.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014

	Reven Housing	Pro Forma Adjustments
	REIT	Memphis 60		Jacksonville 31		Pro Forma
	Historical (a)	Acquisition (f)		Acquisition		Total

Rental income	$975,980	$286,759	(b)	$140,410	(b)	$1,403,149

Operating expenses:
Rental expenses	420,388	100,454	(c)	69,943	(c)	622,091
		20,073	(d)	11,233	(d)
General and administrative	726,260	-		-		726,260
Legal and accounting	191,352	-		-		191,352
Interest expense	3,332	-		-		3,332
Depreciation and amortization	203,000	92,400	(e)	38,900	(e)	334,300

Total operating expenses	1,544,332	212,927		120,076		1,877,335

Net (loss) income	$(568,352)	$73,832		$20,334		$(474,186)

Net loss per share, basic and diluted	$(0.11)					$(0.09)

Weighted average number of common
shares outstanding	5,111,366					5,111,366

See accompanying notes to unaudited pro forma statement of operations

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014

a)	Historical financial information was derived from Reven Housing REIT’s quarterly report on Form 10-Q for the six months ended June 30, 2014.

b)	Represents net rental income from tenants (not reflected in the historical statement of operations of Reven Housing REIT) for the six months ended June 30, 2014, based on historical operations of the previous owner.

c)	Represents operating expenses (not reflected in the historical statement of operations of Reven Housing REIT) for the six months ended June 30, 2014, based on historical operations of the previous owner.

d)	Represents property management costs based on the applicable % of rent income per our agreement with the third party property manager (not reflected in the historical statement of operations of Reven Housing REIT) for the six months ended June 30, 2014, based on management's estimates that would have been incurred had the homes been acquired on January 1, 2013.

e)	Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of Reven Housing REIT) for the six months ended June 30, 2014 as if the acquisitions had occurred on January 1, 2013. Depreciation expense is calculated using the straight-line method over the estimated useful life of 27.5 years for the buildings. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

f)	Represents the proforma effects of the acquisition of the Memphis 60 Homes as reported on Form 8-K/A filed on May 6, 2015.

REVEN HOUSING REIT, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

	Reven Housing	Pro Forma Adjustments
	REIT	Houston 18		Memphis 60		Memphis 21		Jacksonville 31		Pro Forma
	Historical (a)	Acquisition (g)		Acquisition (h)		Acquisition (i)		Acquisition		Total

Rental income	$342,243	$175,570	(b)	$555,874	(b)	$51,050	(b)	$119,596	(b)	$1,244,333

Operating expenses:
Rental expenses	136,679	40,644	(c)	184,910	(c)	31,469	(c)	60,517	(c)	531,707
		12,290	(d)	38,911	(d)	16,719	(d)	9,568	(d)
General and administrative	366,071	-		-		-		-		366,071
Legal and accounting	195,156	-		-		-		-		195,156
Real estate acquisition costs	279,965	23,507	(e)	137,529	(e)	33,654	(e)	33,815	(e)	508,470
Interest expense	77,004	-		-		-		-		77,004
Amortization of discount on notes payable	563,253	-		-		-		-		563,253
Depreciation and amortization	96,812	56,200	(f)	184,800	(f)	83,942	(f)	78,000	(f)	499,754

Total operating expenses	1,714,940	132,641		546,150		165,784		181,900		2,741,415

Net (loss) income	$(1,372,697)	$42,929		$9,724		$(114,734)		$(62,304)		$(1,497,082)

Net loss per share, basic and diluted	$(1.03)									$(1.12)

Weighted average number of common shares outstanding	1,336,614									1,336,614

See accompanying notes to unaudited pro forma statement of operations

REVEN HOUSING REIT, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

a)	Historical financial information derived from Reven Housing REIT’s annual report on Form 10-K/A for the year ended December 31, 2013.

b)	Represents net rental income from tenants (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2013, based on historical operations of the previous owner.

c)	Represents operating expenses (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2013, based on historical operations of the previous owner.

d)	Represents property management costs based on the applicable % of rent income per our agreement with the third party property manager (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2013, based on management's estimates that would have been incurred had the asset been acquired on January 1, 2013.

e)	Represents acquisition and closing costs relating to the purchase of the real estate had it occurred on January 1, 2013.

f)	Represents adjustments to depreciation and amortization expense (not reflected in the historical statement of operations of Reven Housing REIT) for the year ended December 31, 2013 as if the acquisition had occurred on January 1, 2013. Depreciation expense is calculated using the straight-line method over the estimated useful life of 27.5 years for the buildings. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

g)	Represents the proforma effects of the acquisition of the Houston 18 homes as reported on Form 8-K/A filed on May 11, 2015.

h)	Represents the proforma effects of the acquisition of the Memphis 60 homes as reported on Form 8-K/A filed on May 6, 2015.

i)	Represents the proforma effects of the acquisition of the Memphis 21 homes as reported on Form 8-K/A filed on January 26, 2015.